UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Amendment no. 1

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PARKS AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

The original proxy filed with the United States Securities and Exchange Commission on January 26, 2026 is being amended to correct the following:

●	Correct certain typographical errors that appeared in the original filing for misspelled last name in one instance and an address change in the beneficial owner table.
●	Correctly assign the named Secretary of the Company.
●	Addition of footnote 4 to the Executive Compensation table.

Parks! America, Inc.

1300 Oak Grove Road

Pine Mountain, Georgia 31822

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of Parks! America, Inc., a Nevada corporation (the “Company”). The Annual Meeting will be held on March 20, 2026 at 10:00 a.m. Central Time. The Annual Meeting will be held in-person at The DoubleTree by Hilton Hotel Springfield, Rathdangan III, 2431 N Glenstone Ave Springfield, MO 65803. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about January 26, 2026.

The Annual Meeting is being held for the purpose of stockholders to consider and vote upon the following matters:

1.	To elect four (4) nominees to serve on the Board of Directors (the “Board”), each for a term of one (1) year or until his successor is duly elected and qualified (Proposal 1);

2.	To ratify the appointment of GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 27, 2026 (Proposal 2);

3.	To approve, by a non-binding advisory vote, executive compensation (Proposal 3);

4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

If you have any questions or require any assistance, please contact the Company’s proxy solicitor, InvestorCom, by calling (877) 972-0090, or by email at Proxy@investor-com.com.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement carefully and submit your proxy or voting instructions as soon as possible. To assure your representation at the Annual Meeting, please vote your shares (i) by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided, (ii) by calling the toll-free number found on the enclosed WHITE Proxy Card or (iii) via the Internet by following the instructions on the WHITE Proxy Card. Stockholders of record may also vote at the Annual Meeting.

If you are a beneficial owner of shares and you hold your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote on your behalf “FOR” the election of the four (4) nominees composing the Board Slate, “FOR” Proposal 2, and “FOR” Proposal 3. You should also complete, sign, date and promptly return the voting instruction form that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet or by telephone). Please do this for each account you maintain to ensure that all of your shares are voted.

Please vote as soon as possible, even if you plan to attend the Annual Meeting, to ensure that your shares will be represented. You do not need to attend the Annual Meeting to vote if you vote your shares before the Annual Meeting. If you are a record holder, you may vote your shares before the Annual Meeting by mail, telephone or the Internet. If you are a beneficial owner and your shares are held by a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee to vote your shares and you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the meeting.

We are committed to engaging with our stockholders and responding to stockholder feedback about the Company. We appreciate and encourage stockholder participation in the Company’s affairs. The Board recommends that you vote “FOR” the election of each of the four (4) nominees proposed by the Board: Geoffrey Gannon, Andrew Kuhn, Jacob McDonough, and Matthew Hansen “FOR” Proposal 2; and “FOR” Proposal 3.

We look forward to seeing you at the Annual Meeting. Your vote, no matter how many shares you own, is very important to us. Your participation is greatly appreciated.

Thank you for your support,

/s/ Geoffrey Gannon
Geoffrey Gannon
President

If you have any questions, please contact our proxy solicitor, InvestorCom, at the address, phone number, or e-mail address listed below:

InvestorCom

19 Old Kings Highway S.

Suite 130

Darien, CT 06820

Shareholders may call toll-free: (877) 972-0090

E-mail: Proxy@investor-com.com

Parks! America, Inc.

1300 Oak Grove Road

Pine Mountain, Georgia 31822

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD March 20, 2026

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of Parks! America, Inc., a Nevada corporation (the “Company”). The Annual Meeting will be held on March 20, 2026 at 10:00 a.m. Central Time. The Annual Meeting will be held in-person at The DoubleTree by Hilton Hotel Springfield, Rathdangan III, 2431 N Glenstone Ave Springfield, MO 65803. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about January 26, 2026.

The Annual Meeting is being held for the purpose of stockholders to consider and vote upon the following matters:

1.	To elect four (4) nominees to serve on the Board of Directors (the “Board”), each for a term of one (1) year or until his successor is duly elected and qualified (Proposal 1);

2.	To ratify the appointment of GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 28, 2025 (Proposal 2);

3.	To approve, by a non-binding advisory vote, executive compensation (Proposal 3);

4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board recommends stockholders vote as follows using the WHITE Proxy Card:

●	“FOR” the election of each of the four (4) nominees proposed by the Board: Geoffrey Gannon, , Andrew Kuhn, Jacob McDonough, and Matthew Hansen (collectively, the “Board Slate”);

●	“FOR” Proposal 2;

●	“FOR” Proposal 3;

If you have any questions or require any assistance, please contact the Company’s proxy solicitor, InvestorCom, by calling (877) 972-0090, or by email at Proxy@investor-com.com.

As described in the “notice and access” notification mailed to stockholders of the Company, the Company has opted to deliver its Meeting materials to stockholders by posting them on its website at parksamerica.com The use of this alternative means of delivery is more environmentally friendly and more economical as it reduces the Company’s paper and printing use and the Company’s printing and mailing costs. The Meeting materials will be available on the Company’s website (https://parksamerica.com/investor-relations) on or about January 26, 2026, and will remain on the website for one full year. Stockholders who wish to receive paper copies of the Meeting materials prior to the Meeting may request copies from the Company’s proxy solicitor, InvestorCom, by calling (877) 972-0090, or by email at Proxy@investor-com.com.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement carefully and submit your proxy or voting instructions as soon as possible. To assure your representation at the Annual Meeting, please vote your shares (i) by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided, (ii) by calling the toll-free number found on the enclosed WHITE Proxy Card or (iii) via the Internet by following the instructions on the WHITE Proxy Card. Stockholders of record may also vote at the Annual Meeting.

If you are a beneficial owner of shares and you hold your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote on your behalf “FOR” the election of the four (4) nominees composing the Board Slate, “FOR” Proposal 2, and “FOR” Proposal 3. You should also complete, sign, date and promptly return the voting instruction form that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet or by telephone). Please do this for each account you maintain to ensure that all of your shares are voted.

Please vote as soon as possible, even if you plan to attend the Annual Meeting, to ensure that your shares will be represented. You do not need to attend the Annual Meeting to vote if you vote your shares before the Annual Meeting. If you are a record holder, you may vote your shares before the Annual Meeting by mail, telephone or the Internet. If you are a beneficial owner and your shares are held by a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee to vote your shares and you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the meeting.

After reading the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the Board recommends that you vote “FOR” the election of the Board Slate, “FOR” Proposal 2, and “FOR” Proposal 3by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided or by following the instructions on the WHITE Proxy Card. Please vote promptly to ensure that your shares are represented at the Annual Meeting.

Only stockholders of record at the close of business on February 27, 2026 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders as of the Record Date will be available for inspection by any stockholder at our principal place of business, 1300 Oak Grove Road, Pine Mountain, Georgia 31822 starting March 10, 2026, ten days before the Annual Meeting, during normal business hours, and at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER YOU PLAN TO ATTEND. ACCORDINGLY, WE ENCOURAGE YOU, AS PROMPTLY AS POSSIBLE, TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING, BUT WILL HELP ASSURE A QUORUM. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, “STREET NAME” STOCKHOLDERS WILL NEED TO OBTAIN A LEGAL PROXY FROM THEIR BROKER, BANK OR OTHER NOMINEE AS OF THE RECORD DATE.

If you have any questions, please contact our proxy solicitor, InvestorCom, at the address, phone number, or e-mail address listed below:

InvestorCom

19 Old Kings Highway S.

Suite 130

Darien, CT 06820

Shareholders may call toll-free: (877) 972-0090

E-mail: Proxy@investor-com.com

We thank you for your continued support of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Geoffrey Gannon
Geoffrey Gannon, President

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

To Be Held on March 20, 2026

We are furnishing the proxy materials for the Annual Meeting electronically using the Internet through the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”). Please visit parksamerica.com to view electronic versions of the notice of meeting, Proxy Statement, the accompanying WHITE Proxy Card and the Company’s Annual Report on Form 10-K for the year ended September 28, 2025. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement.

The Notice and Access Card will also identify the date, the time and location of the Annual Meeting, the matters to be acted upon at the Meeting and the board of directors’ recommendation with regard to each matter; a toll-free telephone number, an email address, and a website where stockholders can request to receive, free of charge, a paper or email copy of this proxy statement and a proxy card relating to the Annual Meeting; information on how to access and vote the proxy card; and instructions on how to attend the Annual Meeting and vote at the Annual Meeting, should stockholders choose to do so.

At the written request of any stockholder who owns shares of the Company’s common stock as of the Record Date, we will provide to such stockholder, without charge, a paper copy of our Financial Statements as filed with the SEC, but not including exhibits. If requested, we will provide copies of the exhibits for a reasonable fee. Requests for additional paper copies of the Financial Statements should be sent to the Company’s proxy solicitor, InvestorCom, by calling (877) 972-0090, or by email at Proxy@investor-com.com.

If you have any questions, please contact our proxy solicitor, InvestorCom, at the address, phone number, or e-mail address listed below:

InvestorCom

19 Old Kings Highway S.

Suite 130

Darien, CT 06820

Shareholders may call toll-free: (877) 972-0090

E-mail: Proxy@investor-com.com

Parks! America, Inc.

1300 Oak Grove Road

Pine Mountain, Georgia 31822

Proxy Statement

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 20, 2026

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Parks! America, Inc., a Nevada corporation, (the “Company”) for use at the Company’s Annual Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”). The Annual Meeting will be held on March 20, 2026 at 10:00 a.m. Central Time. The Annual Meeting will be held in-person at The DoubleTree by Hilton Hotel Springfield, Rathdangan III, 2431 N Glenstone Ave Springfield, MO 65803.

Only stockholders of record of common stock, par value $0.001 (the “Common Stock”) at the close of business on February 27, 2026 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about January 26, 2026.

Your vote will be especially important at the Annual Meeting. Accordingly, our Board is soliciting your proxy to vote your shares “FOR” the election of each of the four (4) nominees composing the Board Slate (Geoffrey Gannon, Andrew Kuhn, Jacob McDonough, and Matthew Hansen) “FOR” Proposal 2, “FOR” and Proposal 3.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD. FOR ADDITIONAL INSTRUCTIONS, PLEASE REFER TO THE ENCLOSED WHITE PROXY CARD.

If you have any questions, please contact our proxy solicitor, InvestorCom, at the address, phone number, or e-mail address listed below:

InvestorCom

19 Old Kings Highway S.

Suite 130

Darien, CT 06820

Shareholders may call toll-free: (877) 972-0090

E-mail: Proxy@investor-com.com

AGENDA FOR THE ANNUAL MEETING

The table below summarizes the items to be submitted to a vote at the Annual Meeting and the votes required for approval of each matter, as well as the Board’s recommendation. If you sign and return a WHITE Proxy Card but do not specify how you want your shares voted, then your proxy will vote your shares as recommended by the Board, as follows:

Proposal	Vote Required	Board Recommendation
To elect four (4) nominees to serve on the Board, each for a term of one (1) year or until his successor is duly elected and qualified (Proposal 1)

Each director shall be elected by a majority of votes cast by the shares entitled to vote in the election of directors.

Votes withheld and broker non-votes will be disregarded and have no effect on the outcome of the vote.

“FOR” the election of each of the four (4) nominees composing the Board Slate: ● Geoffrey Gannon ● Andrew Kuhn ● Jacob McDonough ● Matthew Hansen

To ratify GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 27,2026 (Proposal 2)

Proposal 2 will be approved if the votes cast in favor of Proposal 2 exceed the votes cast opposing Proposal 2.

If you hold your shares through a broker and you do not instruct the broker how to vote, your broker will have the authority to vote your shares in its discretion on this proposal.

Abstentions will have the same effect as a vote “AGAINST” the proposal.

“FOR” the ratification of the independent registered public accounting firm.

To approve, by a non-binding advisory vote, executive compensation (Proposal 3)

Proposal 3 will be approved if the votes cast in favor of Proposal 3 exceed the votes cast opposing Proposal 3.

Abstentions will have the same effect as a vote “AGAINST” the proposal and broker non-votes will be disregarded and have no effect on the outcome of the vote.

“FOR” the approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What are you voting on?

As a stockholder of the Company as of the Record Date, you are entitled to vote at the Annual Meeting on the following proposals:

1.	To elect four (4) nominees, each for a term of one (1) year or until his successor is duly elected and qualified (Proposal 1).

2.	To ratify GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 27, 2026 (Proposal 2).

3.	To approve, by a non-binding advisory vote, executive compensation (Proposal 3).

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

How does the Board recommend I vote?

●	“FOR” the election of each of the four (4) nominees proposed by the Board: Geoffrey Gannon, Andrew Kuhn, Jacob McDonough, and Matthew Hansen;

●	“FOR” Proposal 2; and

●	“FOR” Proposal 3.

Is my vote important?

Your vote will be important at the Annual Meeting. The Board strongly urges you vote “FOR” the election of the four (4) nominees recommended by the Board — Geoffrey Gannon, Andrew Kuhn, Jacob McDonough, and Matthew Hansen — on the WHITE Proxy Card; “FOR” Proposal 2; and “FOR” Proposal 3.

How can stockholders attend the Annual Meeting? Am I entitled to attend the Annual Meeting in person?

The Annual Meeting is open to all of our stockholders. The Annual Meeting will be held in-person at The DoubleTree by Hilton Hotel Springfield, Rathdangan III, 2431 N Glenstone Ave Springfield, MO 65803. You will be able to participate in the Annual Meeting if you were a stockholder of record on the Record Date or hold a valid legal proxy for the Annual Meeting.

If, as of the Record Date, you are the beneficial owner of shares and you held your shares in “street name” with a broker, bank or other nominee, you will be required to obtain a “legal proxy” from your broker, bank or other nominee, indicating that you were a beneficial owner of shares as of the Record Date and the number of shares that you beneficially owned at that time.

Who is entitled to vote at the Annual Meeting?

The Record Date for determining stockholders entitled to notice of and to vote at the Annual Meeting is February 27, 2026. Stockholders of the Company as of the Record Date are entitled to notice of and to vote at the Annual Meeting. If you were a stockholder on the Record Date, then you will retain your voting rights for the Annual Meeting even if you sold your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sold such shares after the Record Date.

How many votes do I get?

Each share of Common Stock is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

How many shares of Common Stock are outstanding?

As of February 27, 2026, the Company had 753,577 shares of Common Stock issued and outstanding.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If, as of the Record Date, your shares are registered in your own name, please vote today by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided. A completed WHITE Proxy Card returned by mail must be received at the address stated on the WHITE Proxy Card before March 19, 2026. Stockholders of record may also vote by calling the toll-free number found on the enclosed WHITE Proxy Card or via the Internet by following the instructions on the WHITE Proxy Card or Notice and Access Card. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on March 19,2026. If you require assistance in voting your shares or need additional copies of our proxy materials, please contact the Company’s proxy solicitor, InvestorCom, by calling (877) 972-0090, or by email at Proxy@investor-com.com. You may also vote by attending the Annual Meeting.

Execution and delivery of a proxy by a record holder of shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. Shares represented by properly executed WHITE Proxy Cards will be voted in accordance with the directions indicated thereon. If you sign the WHITE Proxy Card but do not make any specific choices, your proxy will vote your shares as follows:

Proposal 1: “FOR” the election of four (4) nominees recommended by the Board (Geoffrey Gannon, Andrew Kuhn, Jacob McDonough, and Matthew Hansen) to serve on the Board, each for a term of one (1) year or until his successor is duly elected and qualified.

Proposal 2: “FOR” the ratification of GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 27, 2026.

Proposal 3: “FOR” the approval, on a non-binding advisory basis, of executive compensation.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If, as of the Record Date, you are the beneficial owner of shares and you held your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote on your behalf “FOR” the election of the four (4) nominees composing the Board Slate, “FOR” Proposal 2, and “FOR” Proposal 3. You should also complete, sign, date and promptly return the voting instruction form that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet or by telephone). Please do this for each account you maintain to ensure that all of your shares are voted.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

●	Returning a later-dated proxy (i) by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card, (ii) by calling the toll-free number found on the enclosed WHITE Proxy Card or (iii) via the Internet by following the instructions on the WHITE Proxy Card (the latest dated proxy is the only one that counts);

●	Delivering a written revocation of the proxy before March 19, 2026, to the Company’s transfer agent, Securities Transfer Corporation, at 2901 N. Dallas Parkway Suite 380, Plano, TX 75093, Attention: Proxy Department; or

●	Attending and voting at the Annual Meeting (but attendance at the Annual Meeting will not by itself constitute revocation of a prior delivered proxy).

If any of your shares are held in the name of a broker, bank or other nominee on the Record Date, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to vote your shares. You must provide written authority from the record owner to vote your shares held in its name at the Annual Meeting in the form of a “legal proxy” issued in your name from the broker, bank or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor, InvestorCom, by calling (877) 972-0090, or by email at Proxy@investor-com.com.

What constitutes a quorum at the Annual Meeting?

A majority of the outstanding shares entitled to vote at the Annual Meeting, represented in person or by proxy, constitutes a quorum at the meeting. If a quorum is not present, in person or by proxy, the meeting may be postponed or adjourned from time to time until a quorum is obtained. Each outstanding share of Common Stock is entitled to one vote on each matter submitted to a vote at the Annual Meeting.

What are “broker non-votes”? What is discretionary voting?

If, on the Record Date, your shares were held by a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee. If your shares are held in “street name” (that is, held by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. Please follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank or other nominee may also include information about how to submit your voting instructions over the Internet.

A “broker non-vote” results when a broker who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules (the “Broker Rules”), does not have discretionary authority to vote on a matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” Applicable regional and national exchange rules determine whether proposals are “routine” or “non-routine.” If a proposal is “routine,” a broker holding shares for an owner in “street name” may vote on the proposal without voting instructions. The broker or other nominee, however, is not permitted to vote the beneficial owner’s share of Common Stock with respect to “non-routine” matters without voting instructions.

We believe that Proposals 1 and 3 will be considered a non-routine matter under applicable rules, while Proposal 2 will be considered routine. Accordingly, a bank, broker or other nominee that does not receive instructions from the beneficial owner will be entitled to vote such owner’s shares in its discretion solely on Proposal 2 and will not have discretionary authority to vote on Proposals 1 or 3.

Who is making this proxy solicitation and who is paying for it?

We will pay all costs that we incur in connection with the solicitation of proxies for the Annual Meeting. In addition to soliciting proxies, certain of our officers and other employees may solicit proxies personally, by telephone or by electronic communication. Copies of the solicitation materials will be furnished to brokers, banks and other nominees holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. Although there is no formal agreement to do so, we may reimburse such brokers, banks and other nominees for their reasonable expenses in communicating with the persons for whom they hold our common stock. We have retained InvestorCom to aid in the solicitation at an estimated cost of $10,000 plus reimbursable out-of-pocket expenses.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The rules of the Securities and Exchange Commission permit us to furnish proxy materials, including this Proxy Statement, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the item to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign and date the proxy card, and return it in the envelope provided.

How can I find out the voting results of the Annual Meeting?

The final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

What is householding of proxy materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some brokers, banks and other nominees with account holders who are stockholders of the Company may be householding our proxy materials. Once you have received notice from your broker, bank or other nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker, bank or other nominee and direct your request to the Company’s transfer agent, Securities Transfer Corporation, at 2901 N. Dallas Parkway Suite 380, Plano, TX 75093, Attention Proxy Department. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their broker, bank or other nominee.

How can I submit proposals at the 2027 Annual Meeting?

The deadline to submit a stockholder proposal for inclusion in the Company’s proxy materials for the 2027 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act is September 27, 2026. The deadline to submit a stockholder proposal outside the processes of Rule 14a-8 of the Exchange Act for consideration by stockholders at the 2027 Annual Meeting is December 15, 2025, which is a reasonable time before the Company anticipates it will begin to send its proxy materials in connection with the 2027 Annual Meeting.

In addition to the deadlines provided for in the prior paragraph, the deadline for providing notice of a solicitation of proxies in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 of the Exchange Act for the 2027 Annual Meeting is January 6, 2027.

Who should I contact if I have questions?

InvestorCom is assisting us with our effort to solicit proxies. If you have additional questions about the Annual Meeting, or if you need assistance voting your shares, please contact the Company’s proxy solicitor, InvestorCom, by calling (877) 972-0090, or by email at Proxy@investor-com.com.

Proposal 1

election of directors

Proposal 1 is to approve the election of four (4) nominees to serve on the Board, each for a term of one (1) year or until his successor is duly elected and qualified. The Board recommends a vote “FOR” each of the four (4) nominees composing the “Board Slate”. If you sign and return a WHITE Proxy Card but do not specify how you want your shares voted, then your proxy will vote your shares as recommended by the Board, as follows:

Name	Board Recommendation
Geoffrey Gannon	“FOR”
Andrew Kuhn	“FOR”
Jacob McDonough	“FOR”
Matthew Hansen	“FOR”

General Questions About Proposal 1

What is the current composition of the Board?

The Bylaws require that the Board have no fewer than one (1) but no more than eleven (11) directors. The Board or the stockholders may fix the number of directors. Prior to the Annual Meeting, the Board is comprised of Geoffrey Gannon, Andrew Kuhn, Jacob McDonough, and Matthew Hansen.

How many nominees can be elected as directors at the Annual Meeting?

The Board fixed the size of the Board at four (4) directors. Therefore, up to four (4) nominees can be elected to the Board at the Annual Meeting.

At the Annual Meeting, the Board will ask stockholders to vote on the election of four (4) directors, each to serve on our Board for a term of one (1) year or until his successor is duly elected and qualified.

How does the Board recommend I vote?

The Board recommends you vote “FOR” the election of the four (4) nominees composing the Board Slate: Geoffrey Gannon, Andrew Kuhn, Jacob McDonough, and Matthew Hansen.

What if a nominee is unable or unwilling to serve?

If elected, each nominee will serve until the Company’s 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) and until his successor shall be elected and qualified. Each of Geoffrey Gannon, Andrew Kuhn, Jacob McDonough, and Matthew Hansen has consented to being named in a proxy statement relating to the Annual Meeting and to serve as a director if elected.

If, prior to the Annual Meeting, it should become known that any of the nominees will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board or, alternatively, not voted for any nominee. Proxies cannot be voted for a greater number of persons than the number of nominees.

How are nominees elected?

Directors are elected by the majority of votes cast by the shares entitled to vote in the election of directors at the Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE COMPOSING THE BOARD SLATE

(Geoffrey Gannon, Andrew Kuhn, Jacob McDonough, and Matthew Hansen).

What happens if I return a WHITE Proxy Card but give voting instructions for fewer than four (4) nominees?

An “under-vote” occurs when a stockholder submits fewer votes “FOR” nominees than there are Board seats up for election. To the extent an under-vote (i.e., voting “FOR” with respect to fewer than four (4) nominees on Proposal 1) occurs on any stockholder’s WHITE Proxy Card, your shares will only be voted “FOR” those nominees you have so marked and “AGAINST” for the other nominees. If you are a stockholder of record and you sign and return a WHITE Proxy Card but do not make specific choices for the voting of your shares, then your proxy will vote your shares as recommended by the Board. We encourage you to vote by Internet to avoid an unintentional “under-vote.”

Additional Information on Directors

The following table and information that follows sets forth the names and positions of our directors. The table below contains only a brief summary of the experience of our directors. We urge you to review the broader description of their business backgrounds and experience contained in “Information on Directors and Executive Officers” below.

Name	Current Position with the Company	Select Business Experience		Director Since
Geoffrey Gannon	President and Director	●	2020 – Present: Portfolio Manager at Focused Compounding Fund, LP	June 2024
		●	2018 – Present: Portfolio Manager of Focused Compounding Capital Management, LLC
Andrew Kuhn	Director	●	2020 – Present: Managing Member of Focused Compounding Capital Management, LLC, the general partner of Focused Compounding Fund, LP, and the Operations Manager at Focused Compounding Fund, LP	June 2024
		●	2018 – Present: Operations Manager of Focused Compounding Capital Management, LLC
Jacob McDonough	Secretary and Director	●	August 2024 – Present: Analyst at BDG Partners LLC	June 2024
		●	2021 – 2024: Portfolio Manager of McDonough Investments
		●	2017 – 2021: Investment Analyst for New Constructs, LLC
Matthew Hansen	Director	●	2009 – 2015: IT Asset Manager for Becton, Dickinson and Company2021 – 2024: Portfolio Manager of McDonough Investments	March 2025

The Board urges you to review the background and experience of the Board Slate named above.

Vote Required

Each director shall be elected by a majority of votes cast by the shares entitled to vote in the election of directors. Abstentions and “broker non-votes,” if any, are not counted as votes cast, and, accordingly, will have no effect on Proposal 1. If you sign and return a WHITE Proxy Card but do not specify how you want your shares voted on Proposal 1, then your proxy will vote your shares as recommended by the Board.

Recommendation

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE ELECTION OF EACH OF THE FOUR (4) NOMINEES COMPOSING THE BOARD SLATE

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information relating to the ownership of Common Stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, the information relates to these persons, beneficial ownership as of February 27, 2026. Subject to applicable community property laws, each person has the sole voting and investment power with respect to the shares owned.

The address of each beneficial owner is in care of Parks! America, Inc., 1300 Oak Grove Road, Pine Mountain, Georgia 31822, unless otherwise set forth below that person’s name.

Name	Number of Shares Owned	Percent of class (1)	Title
Directors and Named Executive Officers
Geoffrey Gannon	(2)	(2)	President and Director
Andrew Kuhn	(2)	(2)	Director
Rebecca McGraw	-	0.0%	Chief Financial Officer
Jacob McDonough	3,601	0.4%	Secretary and Director
Matthew Hansen	4,589	0.6%	Director
Directors and Executive Officers as group (5 persons)
Five Percent Stockholders
Focused Compounding Fund, LP	311,027	41.3%
3838 Oak Lawn Ave., Suite 1000
Dallas, TX 75219
Charles Kohnen (3)	229,540	30.5%
5424 Spice Bush Ct
Dayton, OH 45429

(1) Based upon shares of common stock issued and outstanding as of February 27, 2026, except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding.

(2) Messrs. Gannon and Kuhn jointly control Focused Compounding Fund, LP, the Company’s largest shareholder.

(3) 160,325 of the Company’s shares owned by Mr. Kohnen are held jointly with his spouse.

Officers, directors and their controlled entities, as a group, controlled approximately 42.4% of the outstanding common stock of the Company as of February 27, 2026.

The information as to shares beneficially owned has been individually furnished by our respective directors, named executive officers and other stockholders, or taken from documents filed with the SEC.

INFORMATION ON DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and positions of our directors and executive officers.

Name	Age	Title	Years with the Company
Geoff Gannon	40	President and Director	2
Rebecca McGraw	59	Chief Financial Officer	1
Andrew Kuhn	29	Director	2
Jacob McDonough	33	Secretary and Director	2
Matthew Hansen	51	Director	1

The following is a description of the business background of our directors and executive officers.

Geoffrey Gannon

Geoffrey Gannon has served as a director of the Company since June 6, 2024, and as its President and Chief Executive Officer since June 14, 2024. Since 2020, Mr. Gannon is a Co-founder and Portfolio Manager of the Focused Compounding Fund (which owns 41.27% of our common stock) and since 2018 is a Co-founder and Portfolio Manager of Focused Compounding Capital Management (which is the general partner of the Focused Compounding Fund). From 2005 to 2018, Mr. Gannon was primarily employed in writing at various sites and hosting various podcasts on value investing. He continues to do both.

Rebecca McGraw

Rebecca McGraw was appointed the Chief Financial Officer of Parks! America in January 2025. Prior to joining the Company, she served at Lands’ End, Inc. from November 2020 to December 2024 as Assistant Controller – SEC Reporting and from November 1994 to September 2005 in various accounting and treasury managerial roles and from October 2005 to October 2020 as Controller for the largest wholesale distributor of wine, distilled spirits, beer and non-alcoholic beverages in the State of Wisconsin. She started her career in public accounting working for McGladrey and Pullen and is a Certified Public Accountant.

Andrew Kuhn

Andrew Kuhn has served as a director of the Company since June 6, 2024. Mr. Kuhn is a Managing Member of Focused Compounding Capital Management, LLC, the general partner of Focused Compounding Fund, LP, and the Operations Manager at Focused Compounding Fund, LP, and has served in this position since 2020. Prior to launching the Focused Compounding Fund, LP in 2020, Andrew served as the Operations Manager of Focused Compounding Capital Management, LLC, a separately managed accounts firm that was launched in 2018 and is still active today, and as stated above, is the general partner of Focused Compounding Fund, LP. Mr. Kuhn has served as the Operations Manager of Focused Compounding Capital Management, LLC since 2018 and continues to serve in such capacity today.

Jacob McDonough

Jacob McDonough has served as a director of the Company since June 6, 2024 and was named Secretary of the Company on June 27, 2025. Since August 2024, Mr. McDonough has been an analyst at BDG Partners LLC, an alternative investment firm focused on unique, overlooked markets. From 2021 to 2024, Mr. McDonough was the Portfolio Manager of McDonough Investments, a capital management firm that he founded. From 2017 to 2021, Mr. McDonough served as an investment analyst for New Constructs, LLC, an independent research technology firm that provides insights into the fundamentals and valuations of thousands of publicly traded businesses. During Mr. McDonough’s time at New Constructs, he reviewed and analyzed thousands of Forms 10-K and 10-Qs to reverse accounting distortions and built reverse discounted cash flow models that gauge expectations implied in stock prices. Mr. McDonough produces content regarding complex financial topics to provide investors with key financial information in easy-to-understand formats. He is the author of “Capital Allocation: The Financials of a New England Textile Mill (1955-1985),” a book that covers Warren Buffett’s capital reallocation from a failing textile mill to other profitable companies during the early days of his control over Berkshire Hathaway. He also regularly posts blog articles and podcasts with research and analysis. In 2014, Mr. McDonough earned a Bachelor of Arts in Finance from Michigan State University.

Matthew Hansen

Matthew Hansen has served as a director of the Company since March 7, 2025. Mr. Hansen is an independent investor and stockholder in Parks! America with a focus on capital allocation and an ownership mentality. Prior to his retirement in 2015, Mr. Hansen served in several corporate management and technology roles primarily leading teams both domestically and internationally for S&P 500 companies. Mr. Hansen served as an IT Asset Manager in his last position for Becton, Dickinson and Company.

Family Relationships between Directors and Executive Officers

There are no family relationships between any director or executive officer of the Company.

Material Proceedings

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any of the Company’s voting securities, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Involvement in Certain Legal Proceedings

To our knowledge, except as otherwise disclosed in this Proxy Statement, there is no event that occurred during the past ten years with respect to any of our directors or executive officers that is required to be disclosed under Item 401(f) of Regulation S-K.

Arrangements between Directors and Executive Officers

To our knowledge, there is no arrangement or understanding between any of our directors and any other person pursuant to which he or she was or is to be selected as a director or nominee.

To our knowledge, there is no arrangement or understanding between any of our executive officers and any other person pursuant to which the officer was or is to be selected to serve as an officer.

Indebtedness of Directors and Executive Officers

None of our executive officers or directors or any of their respective associates is or has been indebted to us or has been indebted to any other entity where that indebtedness was the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by us.

Change of Control

To our knowledge, a change in control of the Company has not occurred since the beginning of our last fiscal year.

CORPORATE GOVERNANCE

The Board Structure

General Structure

Our Bylaws require the Board to have at least one and no more than eleven directors. The current Board is composed of four directors.

Director Independence

Of the members of the Board, Matthew Hansen and Jacob McDonough are considered “independent” under the listing standards of the Rules of the Nasdaq Stock Market (note, our common shares are not currently listed on Nasdaq or any other national securities exchange, and this reference is used herein for definitional purposes only).

Board Leadership Structure and Role in Risk Oversight

The Board is responsible for overseeing the business and affairs of the Company. Members of the Board are kept informed of our business through discussions with the President and officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

The Board believes that there is no single best organizational model that is the most effective in all circumstances and that the stockholders’ interests are best served by allowing the Board to retain the flexibility to determine the optimal organizational structure for the Company at a given time.

The primary function of the Board is oversight, which includes among other matters, oversight of the principal risk exposures to the Company. Our Board also takes an active role in overseeing the formulation and implementation of the Company’s strategic plans.

Meetings of the Board and Board Member Attendance at Annual Meetings

During the fiscal year ended September 28, 2025, the Board held 9 meetings.

No director attended fewer than 75% of the total number of meetings of the Board and the total number of meetings held by the committees on which such director served.

Board members are not required to attend Annual Meetings, however, 80% of the Board members attended last year’s Annual Meeting.

Communications with the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member at Parks! America, Inc., 1300 Oak Grove Road, Pine Mountain, Georgia 31822, Attention: Secretary. Our Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. Our Secretary will review all communications before forwarding them to the appropriate Board member.

Board Committees

The Board of Directors of the Company has no standing committees other than the Audit Committee.

Audit Committee and Audit Committee Financial Experts

Jacob McDonough served as our Audit Committee Chairman. The Audit Committee is also comprised of Matthew Hansen. Both Mr. McDonough and Mr. Hansen are considered independent directors under the audit committee rules of the Nasdaq Stock market (note, our common shares are not currently listed on Nasdaq or any other national securities exchange, and this reference is used herein for definitional purposes only). The Board has determined that Jacob McDonough qualifies as an “audit committee financial expert” as that term is defined in the applicable SEC Rules.

Our Audit Committee is responsible for: (1) overseeing the accounting and financial reporting processes of the Company, including the audits of the Company’s consolidated financial statements; (2) appointing, compensating and overseeing the work of the independent registered public accounting firm employed by the Company; (3) assisting the Board in its oversight of: (a) the integrity of the Company’s consolidated financial statements and (b) the independent registered public accounting firm’s qualifications and independence; and (4) undertaking the other matters required by applicable rules and regulations of the SEC.

The Audit Committee meets on a quarterly basis during each fiscal year. Our Audit Committee met four times in the twelve-month period ended September 28, 2025.

In the course of providing its oversight responsibilities regarding the 2025 financial statements, the Audit Committee reviewed the 2025 audited financial statements with management and our independent auditors. The Audit Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee may meet with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence.

The Audit Committee and the Board have recommended the selection of GBQ Partners LLC as our independent auditors for the fiscal year ending September 27, 2026.

Our Audit Committee does not have a charter.

Report of the Audit Committee

The information contained in this report of the Audit Committee shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

This report is submitted by the Audit Committee. The Audit Committee consists of the directors whose names appear below. None of the members of the audit and risk committee is an officer or employee of the Company, and our Board has determined that each member of the audit and risk committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable Nasdaq rules (note, our common shares are not currently listed on Nasdaq or any other national securities exchange, and this reference is used herein for definitional purposes only). Each member of the audit and risk committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq (note, our common shares are not currently listed on Nasdaq or any other national securities exchange, and this reference is used herein for definitional purposes only).

The Audit Committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters and risk management and related matters.

The Audit Committee has reviewed the Company’s financial statements for its fiscal year ended September 28, 2025, and met with its management team, as well as with representatives of GBQ Partners LLC, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements and management’s assessment and GBQ’s evaluation of the effectiveness of the Company’s internal control over financial reporting as of September 28, 2025. The Audit Committee also discussed with members of GBQ Partners LLC, the matters required to be discussed by the applicable requirements of the PCAOB.

In addition, the Audit Committee received the written disclosures and the letter GBQ Partners LLC required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with members of GBQ Partners LLC its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to our Board that the Company’s audited consolidated financial statements for its fiscal year ended September 28, 2025 be included in its Annual Report on Form 10-K for its 2025 fiscal year.

Respectfully submitted by the members Audit Committee of the Board:

Jacob McDonough (Chairman)

Matthew Hansen

No Nominating Committee

The Company has not established a nominating committee. Nominations are made by a majority of the directors of the Company’s Board of Directors.

No Compensation Committee

The Company has not established a compensation committee. Compensation is determined, or recommended to the Board for determination, by a majority of directors of the Company’s Board of Directors.

Code of Conduct

On December 4, 2023, our Board adopted a Code of Conduct, effective January 1, 2024.

Compliance with Section 16(a) of the Exchange Act/ Delinquent Section 16(a) Reports

Based on a review of forms filed with the Securities and Exchange Commission and representations from our directors, we believe that all Section 16(a) filing requirements were satisfied during the fiscal year ended September 28, 2025 except for certain late Form 3 filings upon becoming insiders. These late filings reported no transactions in our securities and were the result of administrative oversights. Procedures have been implemented to help ensure that future filings are made on a timely basis.

Insider Trading Policies; Employee, Officer and Director Hedging

The Company has adopted an Insider Trading Policy. The Insider Trading Policy sets forth the policies of the Company and its subsidiaries on, among other things, trading in the Company’s securities and securities of certain other publicly traded companies while in possession of confidential information. The Insider Trading Policy is divided into two parts:

●	the first part prohibits trading or other transactions in certain circumstances of (i) the Company’s securities and (ii) the securities of certain other companies by the directors of the Company, officers, employees and their respective family members; and
●	the second part (i) prohibits trading in the Company’s securities during certain blackout periods by the directors of the Company, executive officers, employees listed in the Insider Trading Policy and certain other employees as designated by the Company, (ii) outlines the Company’s pre-clearance procedures and (iii) contains certain restrictions on short term trading, short term sales, options trading, trading on margin, hedging transactions and pledging securities of the Company as collateral.

Under our Insider Trading Policy, unless advance approval is obtained from the Compliance Officer (as defined in the Insider Trading Policy):

●	“Covered Persons” (as defined in the Insider Trading Policy to include certain key employees), are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to our securities;
●	Covered Persons may not hold our securities in a margin account or pledge our securities as collateral for a loan;
●	Covered Persons may not buy or sell puts or calls or other derivative securities on the Company’s securities;
●	“Company Insiders” (as defined in the Insider Trading Policy to include directors and officers) who purchase Company securities may not sell Company securities of the same class for at least six months following the purchase; and
●	Company Insiders and Covered Persons are prohibited from selling the Company’s securities short.

The Company also imposes “blackout” period restrictions on its Covered Persons beginning at the close of the market on two weeks before the end of each fiscal quarter and ending at the close of business on the second trading day following the date the Company’s financial results are publicly disclosed. The Company may also impose special “blackout” periods during which the Covered Persons are prohibited from trading in the Company’s securities. The Company requires all Covered Persons to refrain from trading, even during a trading window, unless such Covered Person has obtained pre-clearance from the Compliance Officer. The trading restrictions do not apply under a pre-existing written plan, contract, instruction or arrangement under Rule 10b-5-1 of the Exchange Act.

DIRECTOR COMPENSATION

The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the year ended September 28, 2025.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	Shares/($)	($)	($)	($)	($)	($)
Geoff Gannon	$—	—	—	—	—	—	$—
		$—
Andrew Kuhn	$—	—	—	—	—	—	$—
		$—
Jacob McDonough	$17,500	—	—	—	—	—	$17,500
		$—
Matthew Hansen	$—	0	—	—	—	—	$—
		$—
Jon M. Steele (1)	$15,000	0	—	—	—	—	$15,000
		$—

(1) Mr. Steele did not stand for re-election at the March 7, 2025 Annual Meeting.

The Company’s annual compensation award to independent directors was $15,000, awarded at the end of the annual service period, in December each year, and paid out early in the subsequent fiscal year. In addition, the Audit Committee chairperson typically receives $2,500 for the additional responsibilities and time commitment required of such chairperson.

The Company’s annual compensation for independent directors is currently zero. We consider ownership of Company stock to be a fundamental tenant of serving on our Board as representative of all stockholders.

When determining the structure and overall magnitude of compensation for the directors, the Board considers the number of Board and committee meetings that are typically held each year, as well as the additional time Company expects the non-employee directors be available for business and technical consultation. Finally, the company considers the willingness of directors to serve without pay. Given these factors, the Board concluded that the compensation levels for the 2025 fiscal year are appropriately aligned with the time commitment required for service on our Board and the willingness of our directors to serve without pay.

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation paid to our principal executive officer, principal financial officer, and our other executive officers, for the years ended September 28, 2025, September 29, 2024 and October 1, 2023.

Name & Principal		Salary	Bonus	Stock Award	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Geoff Gannon (1)	2025	—	—	—	—	—	—	—	—
President and Director	2024	—	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—	—
Lisa Brady (2)	2025	—	—	—	—	—	—	—	—
Chief Executive Officer and Director	2024	132,516	17,500	—	—	—	—	231,500	381,516
	2023	153,125	5,000	76,667	—	—	—	2,227	237,019
Todd R. White (3)	2025	23,750	—	—	—	—	—	1,250	25,000
Chief Financial Officer	2024	92,915	10,000	10,000	—	—	—	4,348	117,263
	2023	90,000	—	10,000	—	—	—	3,627	103,627
Rebecca McGraw (4)	2025	130,385	—	—	—	—	—	2,085	132,470
Chief Financial Officer	2024	—	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—	—

(1) Mr. Gannon has served as the Company’s President since June 14, 2024. He has elected to fill this role without direct compensation. Mr. Gannon is also the Portfolio Manager at Focused Compounding Fund, LP, which owns 40.2% of the Company’s issued and outstanding stock as of February 27, 2026.

(2) Ms. Brady served as the Company’s President and CEO from November 14, 2022 through June 14, 2024.

(3) On September 3, 2024, Mr. White and the Company entered into a Separation Agreement pursuant to which Mr. White determined to resign as the Company’s Chief Financial Officer, effective December 31, 2024, however, Mr. White remained employed with the Company to transition from his role until February 28, 2025. Mr. White also resigned, effective as of September 3, 2024, as a member of the Company’s Board of Directors.

(4) Effective January 13, 2025, Ms. McGraw became Chief Financial Officer.

Executive Compensation Agreements

Effective November 14, 2022, the Company and Ms. Brady entered into an employment agreement (the “Brady Employment Agreement”). Pursuant to the Brady Employment Agreement, Ms. Brady received an initial base annual compensation in the amount of $175,000 per year, subject to annual review by the Board of Directors. Ms. Brady was entitled to receive an annual Performance Incentive of up to 25% of her base annual compensation, subject to performance milestones. Ms. Brady received a $50,000 award of shares of Company stock, which vested on February 14, 2023, after her first ninety days of employment. The number of shares of this award totaled 128,205 based on the $0.39 closing price of the Company’s stock on November 14, 2022. Ms. Brady was also scheduled to receive share awards of the Company’s common stock with a total value of $50,000, $60,000, $70,000 and $75,000 as of the last day of the Company’s fiscal year from its 2023 fiscal year through its 2026 fiscal year, respectively. The number of shares awarded was to be based on the average price of the Company’s stock on the date of the award. Each award was to vest in one-third increments, with the first third vesting on the date of the award, the second third vesting on the first anniversary of the award and the final third vesting on the second anniversary of the award. The number of shares of the 2023 fiscal year award totaled 135,135 based on the $0.37 closing price of the Company’s stock on September 29, 2023, of which 45,045 vested as of that date. Ms. Brady elected to receive this award in cash to pay the income and employment tax obligations associated with her employment associated equity awards. In total, the Company recorded $66,667 of stock-based compensation for the Brady Employment Agreement for the year ended October 1, 2023. Ms. Brady also received a $5,000 sign-on bonus. The Brady Employment Agreement had a term of five.

Effective June 14, 2024, Ms. Brady stepped down as the Company’s President and Chief Executive Officer and she received a severance payment of $180,000 on June 25, 2024. In addition, per the terms of her separation agreement, Ms. Brady received a termination payment of $50,000 on September 27, 2024. All unvested equity awards under the Brady Employment Agreement were forfeited effective June 14, 2024.

Effective February 7, 2024, the Company’s Board of Directors terminated the 2022 Van Voorhis Employment Agreement pursuant to its terms and removed Mr. Van Voorhis as the Company’s Chairman of the Board.

Effective as of January 1, 2024, the Company and Todd R. White, the Company’s Chief Financial Officer, entered into an employment agreement (the “2024 White Employment Agreement”). Pursuant to the 2024 White Employment Agreement, Mr. White received an initial base annual compensation in the amount of $90,000 per year, which was increased to $95,000 effective March 1, 2024, subject to annual review by the Board of Directors. The 2024 White Employment Agreement had a term of two years.

On September 3, 2024, Mr. White and the Company entered into a Separation Agreement pursuant to which Mr. White determined to resign as the Company’s Chief Financial Officer, effective December 31, 2024, however, Mr. White remained employed with the Company to transition from his role until February 28, 2025. Mr. White also resigned, effective as of September 3, 2024, as a member of the Company’s Board of Directors. On September 5, 2024, pursuant to a Stock Purchase Agreement dated September 4, 2024, Focused Compounding Fund, LP acquired Mr. White’s 1,344,555 share of common stock of the Company at $0.40 per share, for an aggregate price of $537,822.

Each of the foregoing employment agreements contained provisions for severance compensation in the event an agreement was (i) terminated early by the Company without cause ($258,333 in aggregate) or (ii) in the event of a change in control of the Company ($348,333 in aggregate), as well as disability and death payment provisions ($157,500 in aggregate). As of September 28, 2025 the Company has not adopted any deferred compensation plans.

Stock Option and Award Plan

A Stock Option and Award Plan (the “Plan”) providing for incentive stock options and performance bonus awards for executives, employees, and directors was approved by our Board of Directors on February 1, 2005, however, the Plan expired and therefore was not submitted to the stockholders for approval. The Plan was established to set aside five million (5,000,000) shares for award of stock options, including qualified incentive stock options and performance stock bonuses. To date, no grants or awards were made pursuant to the Plan and the Plan expired and we did not submit the Plan for consideration to the Company’s stockholders.

Retirement, Resignation or Termination Plans

We do not sponsor any plans, that would provide compensation or benefits of any type to an executive upon retirement, or any plans that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company, except as described under “Executive Compensation Agreements” above.

Policies and Practices for Granting Certain Equity Awards

At the present time, the Company has no plan to issue equity awards.

During fiscal 2025, the Company did not grant equity awards to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company for each of the last two completed fiscal years. In determining the “compensation actually paid” to our principal executive officers (“PEO”) and named executive officers (“NEO”), we are required to make various adjustments to amounts that have previously been reported in the Summary Compensation Table in our Form 10-K previous years, as the SEC’s calculation method for this section differs from those required in the Summary Compensation Table.

Pay Versus Performance Table

The table below presents information on the compensation of our named executive officers in comparison to certain performance metrics for our last two fiscal years. The metrics are not those that the Board uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table total values for the applicable years.

Year (1)	Summary Compensation Table Total for PEO - GG (2)	Compensation Actually Paid to PEO - GG	Summary Compensation Table Total for PEO - LB (2)	Compensation Actually Paid to PEO - LB (3)	Average Summary Compensation Table for non-PEO Named Executive Officers (4)	Average Compensation Actually Paid to non-PEO Named Executive Officers (5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (6)	Net Income (Loss)
2025	—	—	—	—	157,740	157,740	$95.15	$1,458,083
2024	—	—	$381,516	$381,516	$117,263	$117,263	$102.44	$(1,094,481)

(1)	Data presented for our last two fiscal years in compliance with Item 402(v)(8).

(2)	Represents, for fiscal 2025 and 2024, the total compensation to the principal executive officers (PEOs), Lisa Brady and Geoffrey Gannon. Ms. Brady served as the Company’s President and CEO from November 14, 2022 through June 14, 2024. Mr. Gannon has served as the Company’s President since June 14, 2024. He has elected to fill this role without direct compensation. Mr. Gannon is also the Portfolio Manager at Focused Compounding Fund, LP, which owns 40.2% of the Company’s issued and outstanding stock as of February 27, 2026.

(3)	The dollar amounts reported in this column represent the average amount of “compensation actually paid” to Lisa Brady as computed in accordance with Item 402(v) of Regulation S-K. The following adjustments were made to the PEO total compensation for each year to determine “compensation actually paid” in accordance with SEC regulations:

Fiscal Year	2025	2024
Average Total from Summary Compensation Table	$—	$381,516
(-) Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	—	—
(+) Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	—	—
(+) / (-) Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	—	—
(+) / (-) Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—
Compensation Actually Paid	$—	$381,516

(4)	Represents, for fiscal 2025 and 2024, the total compensation to the non-PEO NEO, Rebeccas McGraw and Todd White, respectively. On September 3, 2024, Mr. White and the Company entered into a Separation Agreement pursuant to which Mr. White determined to resign as the Company’s Chief Financial Officer, effective December 31, 2024.

(5)	The following adjustments were made to the non-PEO NEO total compensation for each year to determine “compensation actually paid” in accordance with SEC regulations:

Fiscal Year	2025	2024
Average Total from Summary Compensation Table	$157,740	$117,263
(-) Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	—	—
(+) Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	—	—
(+) / (-) Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	—	—
(+) / (-) Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—	—
Compensation Actually Paid	$157,740	$117,263

(6)	Total Shareholder Return (“TSR”) illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in our common stock on September 30, 2022.

(7)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Relationship Disclosure to Pay Versus Performance Table

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between compensation actually paid to the PEO and the NEO, compared to our cumulative TSR for each the years presented:

Compensation Actually Paid and the Company’s Net Income (Loss) over FY 2024-2025

The following chart sets forth the relationship between compensation actually paid to the PEO and the NEO, compared to the Company’s Net Income (Loss) for each of the years presented:

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the last fiscal year, except as disclosed below, there has not been any transaction, nor is there any currently proposed transaction, or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds the lower of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

On September 30, 2024, Aggieland-Parks, Inc. completed the 2025 Refinancing with Cendera Bank N.A. The 2025 Refinancing included the 2025 Term Loan in the original principal amount of $2.5 million. The 2025 Term Loan bears interest at a daily adjusted rate equal to the Prime Rate minus 0.50%. The 2025 Term Loan has a term of 10 years, with a 15-year amortization, and a balloon payment of the outstanding principal balance due September 30, 2034. The initial monthly loan payment is $23,200. Aggieland-Parks, Inc. paid approximately $56,500 of fees and expenses in connection with the 2025 Term Loan. The 2025 Term Loan is secured by substantially all the assets of Aggieland-Parks, Inc., as well as a cash collateral reserve of $2.5 million established by Focused Compounding Fund, LP, with Cendera Bank N.A. As previously described, Mr. Gannon and Mr. Kuhn control Focused Compounding Fund, L.P., and each serve on the Board of the Company, and Mr. Gannon is the Company’s President. Focused Compounding Fund, L.P. did not receive a fee or any other benefit in connection with establishing the above-described cash collateral reserve.

Related Party Transactions Policies and Procedures

Related party transactions are reviewed and approved by the Board. Although we do not have a formal policy with regard to approving related party transactions, our Board may consider the following factors when deciding whether to approve a related party transaction: the nature of the related party’s interest in the transaction; the material terms of the transaction, including, without limitation, the amount and type of the transaction; the importance of the transaction to the related party; whether the transaction would impair the judgment of a director or executive officer to act in our best interests; and any other matters deemed appropriate by our Board.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF THE AUDITOR

The Audit Committee has appointed GBQ Partners LLC as our independent registered public accounting firm to audit our financial statements and management’s assessment of internal controls over financial reporting for the fiscal year ending September 27, 2026. Our Board of Directors is seeking stockholder ratification of the appointment of GBQ Partners LLC as our independent registered public accounting firm for our fiscal year 2026. GBQ Partners LLC has served as our independent registered public accounting firm since April 8, 2020.

If a representative of GBQ Partners LLC does attend the Annual Meeting, they will be given an opportunity to make a statement, should they choose to do so. We do not know if the representative, if one does attend the Annual Meeting, would make himself or herself available for questions at the Annual Meeting.

Audit Fees

Fees billed by our independent registered public accounting firm, for the audit and quarterly reviews of our financial statements and services that are normally provided by an accountant in connection with statutory and regulatory filings or engagements for the years ended September 28, 2025 and September 29, 2024 were approximately $165,000 and $69,000, respectively.

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by our independent registered public accounting firm billed that are reasonably related to the performance of the audit of the Company’s financial statements and not reported above under “Audit Fees” were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by our independent registered public accounting firm for professional services for tax compliance, tax advice, and tax planning for the fiscal years ended September 28, 2025 and September 29, 2024 were $0 and $0, respectively.

All Other Fees

The aggregate fees billed by our independent registered public accounting firm for all other non-audit services rendered to us, for the fiscal years ended September 28, 2025 and September 29, 2024 were $0 and $0, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services do not impair the registered public accounting firm’s independence.

Vote Required

Proposal 2 may be ratified if the votes cast in favor of Proposal 2 exceed the votes cast opposing Proposal 2.

Recommendation

THE BOARD RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” PROPOSAL 2

PROPOSAL 3

ADVISORY (NON-BINDING) APPROVAL OF EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires that we provide our stockholders an opportunity to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

We are asking our stockholders to approve the compensation of our NEOs as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement.

Our compensation objectives

●	To align executive compensation with the Company’s corporate strategies, business objectives and the creation of long-term value for our stockholders without encouraging unnecessary or excessive risk-taking;

●	To offer total compensation opportunities to our executive officers that are competitive and fair;

●	To provide compensation and benefit levels that will attract, motivate, reward, and retain a highly talented team of executive officers within the context of responsible cost management.

The Board values input from our stockholders regarding the Company’s executive compensation program.

Advisory Resolution

In accordance with the requirements of Section 14A of the Exchange Act, and the related rules of the SEC, our Board requests your advisory Say-on-Pay vote to approve the following resolution at our Annual Meeting:

RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed in this Proxy Statement pursuant to the Securities and Exchange Commission’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is an advisory vote only and will not be binding on the Company or our Board, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company or our Board. However, our Board will consider the outcome of this vote when making future compensation decisions for our NEOs.

Vote Required

Proposal 3 may be approved if the votes cast in favor of Proposal 3 exceed the votes cast opposing Proposal 3.

Recommendation

THE BOARD RECOMMENDS

THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3

ADDITIONAL INFORMATION

A copy of our 2025 Annual Report, which includes our Form 10-K for the fiscal year ended September 28, 2025, is available. Shareholders may request a free copy of our 2025 Annual Report by contacting the Company’s proxy solicitor, InvestorCom, by calling (877) 972-0090, or by email at Proxy@investor-com.com.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JANUARY 26, 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY SUBSEQUENT DATE.